                                                                   EXHIBIT 10.10

                       ALLIANCE FIBER OPTICS PRODUCT, INC.
                                 1997 STOCK PLAN

                     STOCK OPTION AGREEMENT - EARLY EXERCISE

     Alliance Fiber Optics Product, Inc. (the "Company") hereby grants an option to purchase Shares of its Common Stock to the optionee named below on the terms and conditions set forth in this cover sheet, the Company's 1997 Stock Plan, and Exhibit A attached hereto (together, the "Stock Option Agreement"):

Grant Number:                                112
Date of Grant                                July 25, 2000
Vesting Commencement Date                    July 15, 2000
Exercise Price Per Share                     US$1.00
Total Number of Shares Granted               330,000
Type of Option                                   Incentive Stock Option
                                             ---
                                              X  Nonqualified Stock Option
                                             ---
Expiration Date                              July 25, 2010


Exercise Schedule:

     The option granted hereunder may be exercised, in whole or in part, based on the vesting schedule as set forth below.

     One twenty-fourth (1/24) of the shares subject to the option shall vest in the holder thereof on the one month anniversary of the Vesting Commencement Date and an additional one twenty-fourth (1/24) of the shares subject to the option shall vest in the holder thereof at the end of each full month thereafter. The option is subject to special acceleration of vesting upon the occurrence of certain circumstances, as further described on Attachment A to this cover sheet.

     BY SIGNING THIS COVER SHEET, YOU AGREE THAT THIS STOCK OPTION AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THIS COVER SHEET, THE 1997 STOCK PLAN AND EXHIBITS A-D, WHICH IS ATTACHED HERETO AND MADE A PART OF THIS DOCUMENT.

OPTIONEE:                               ALLIANCE FIBER OPTICS PRODUCT, INC.
                                        a California corporation


/s/ John Harland                        By /s/ Peter C. Chang
--------------------------------------    --------------------------------------
John Harland                              Peter C. Chang, President

                                  ATTACHMENT A

1. In the event that, in contemplation of, or at any time after a Change of Control (as defined below), your employment with the Company (or it successor) is (a) involuntarily terminated other than for "cause" or (b) is "constructively terminated" (as such terms are defined below), then your vested portion will be calculated pro rata as if vesting occurred on a monthly basis over 48 months commencing on the Vesting Commencement Date, plus an additional twenty-five percent (25%) of the shares subject to the Option will immediately vest.

2. In the event that, in contemplation of, or at any time after a new CEO is hired, your employment with the Company (or its successor) is (a) involuntarily terminated other than for "cause" or (b) is "constructively terminated" (as such terms are defined below), then your vested portion will be calculated pro rata as if vesting occurred on a monthly basis over 48 months commencing on the Vesting Commencement Date, plus an additional twelve and a half percent (12.5%) of the shares subject to the Option will immediately vest; provided, however, that if the paragraph immediately above (paragraph 1) applies also, then this paragraph 2 shall not apply.

3.   For purposes of the foregoing:

     (a) Termination for "cause" means (A) the failure by you substantially to perform your material duties after a written demand for substantial performance is delivered to you by the Chief Executive Officer that specifically identifies the manner in which the Chief Executive Officer believes that you have not substantially performed your duties, (B) the failure (in a material respect) by you to follow reasonable policies or directives established by the Chief Executive Officer after written notice to you by the Chief Executive Officer that you are not following such policies or directives, (C) bad faith conduct that is materially detrimental to the Company, or (D) the conviction of you of any crime involving the property or the business of the Company, or any felony.

     (b) Your employment with the Company will be deemed to have been "constructively terminated" if there shall occur (A) a reduction in your base salary other than a reduction that is part of a general reduction of all officer salaries, or (B) a material reduction in your responsibility or authority, or
(C) a requirement to relocate more than 50 miles from the then-current location of employment.

     (c) A "Change of Control" shall be deemed to have occurred if (i) the Company sells or otherwise disposes of all or substantially all of its assets;
(ii) there is a merger or consolidation of the Company with any other corporation or corporations, if the shareholders of the Company, as a group, do not hold, immediately after such event, more than 50% of the voting power of the surviving or successor corporation; or (iii) a person or entity (exclusive of persons who are now officers and directors of the Company), including any "person" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the "beneficial owner" (as defined in the Exchange Act) of capital stock of the Company representing 40% or more of the combined voting power of the voting securities of the Company.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

TYPE OF OPTION

The type of option which you have been granted is designated on the cover sheet. If designated as an Incentive Stock Option, this option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING

You may exercise this Option during its term in accordance with the exercise schedule set out in the cover sheet and the applicable provisions of the Plan and this Stock Option Agreement. In the event of your death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Stock Option Agreement.

EARLY EXERCISE WITH RESTRICTED STOCK PURCHASE AGREEMENT

Notwithstanding the vesting schedule described in the coversheet or the provisions of the foregoing paragraph, you may exercise this Option during its term at any time as to shares that have not vested (the "Unvested Shares"), provided that at the time of such exercise you deliver to the Company, in addition to the other exercise documentation required hereby, an executed copy of the Restricted Stock Purchase Agreement attached as Exhibit D, along with its attachments, as applicable (the "Restricted Stock Agreement"), whereby , among other things, you agree to grant to the Company certain repurchase rights, at cost, with respect to the Unvested Shares, as more fully set forth therein, which repurchase rights shall lapse over time with respect to the Unvested Shares in accordance with the vesting schedule set forth on the coversheet (an "Early Exercise with Repurchase Agreement").

TERM

Your option may be exercised only within the term set out in the cover sheet, and may be exercised during such term only in accordance with the Plan and this Stock Option Agreement. In any event, your Option will expire on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. It will expire earlier if your Company service terminates, as described below.

REGULAR TERMINATION

In the event of the termination of your consulting relationship or Continuous Status as an Employee for any reason other than death or disability, you may, to the extent otherwise so entitled at the date of such termination, exercise this Option within 90 days after your termination. To the extent that you were not entitled to exercise this Option at the date of such termination, or if you do not exercise your Option within the 90 day period specified above, your Option will terminate.

DEATH

In the event of your death, the Option may be exercised at any time within twelve (12) months following the date of death by your estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that you could exercise the Option at the date of death.

DISABILITY

If your service with the Company (or any Subsidiary) terminates because of your disability, you may, but only within six (6) months from the date of termination of employment, exercise the Option to the extent otherwise so entitled at the date of such termination.

RESTRICTIONS ON EXERCISE

The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

NOTICE OF EXERCISE

When you wish to exercise this option, you must notify the Company by filing the proper "Notice of Exercise" form (attached hereto as Exhibit C) at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so. In the event of an Early Exercise with Repurchase Agreement, you must also execute and deliver the Restricted Stock Purchase Agreement in the form attached hereto As Exhibit D, along with Exhibits D-2, D-3 and D-4.

FORM OF PAYMENT

Your Notice of Exercise must be accompanied by payment of the aggregate purchase price as to all Shares you wish to purchase. Payment of the purchase price shall be by cash or personal check. Notwithstanding the foregoing, if you are an Employee making an Early Exercise with Repurchase Agreement, and if permitted by the Company, the exercise price may, at your election, be paid in cash, or by way of promissory note (in the form attached as Exhibit D-6), or any combination thereof.

TAX MATTERS; WITHHOLDING

The Company cannot possibly summarize or advise you regarding all of the detailed potential tax implications that may arise in connection with an exercise of this option on the sale of the shares. Accordingly, you are strongly advised to consult a tax advisor before exercising this Option or disposing of the shares. You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

REPRESENTATIONS

If the Shares you intend to purchase have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Company may require you to (i) deliver to the Company your Investment Representation Statement (attached as Exhibit B), which may contain, among other things, an agreement to refrain from sales of the Shares for up to 180 days immediately following an underwritten initial public offering), and (ii) read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement, if applicable.

RIGHT OF FIRST REFUSAL

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Stock Option Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the notice, you may, not later than three (3) months following receipt of the notice by the Company, conclude a transfer of the Shares on the terms and conditions described in the notice. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares within 30 days after the date when the Company received the notice. The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

TRANSFER OF OPTION

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO EMPLOYMENT RIGHTS

Your option or this Agreement does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserves the right to terminate your service at any time and for any reason.

SHAREHOLDER RIGHTS

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. In the event of the proposed dissolution or liquidation of the Company, or of a merger in which the successor corporation does not agree to assume the Option or Stock Purchase Right or substitute an equivalent Option or Stock Purchase Right, the Board shall notify Optionees and Purchasers at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

LEGENDS

All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

APPLICABLE LAW

This Agreement will be interpreted and enforced under the laws of the State of California.

THE PLAN AND OTHER AGREEMENTS

The text of the Plan is incorporated in this Stock Option Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE           :           JOHN HARLAND

COMPANY            :           ALLIANCE FIBER OPTICS PRODUCT, INC.

SECURITY           :           COMMON STOCK

AMOUNT             :           330,000 shares

DATE               :           July 26, 2000


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of

Corporations of the State of California and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (d) Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting
(1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock in the Company also agree to such restrictions.

     (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

     (f) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                        Signature of Optionee:


                                        /s/ John Harland
                                        ----------------------------------------

                                        Date: July 26, 2000
                                        ----------------------------------------

                                    EXHIBIT C

                               NOTICE OF EXERCISE

ALLIANCE FIBER OPTICS PRODUCT, INC.
735 N.  Pastoria Avenue
Sunnyvale, CA 94086
Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, July 26, 2000, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase 330,000 shares of the Common Stock (the "Shares") of ALLIANCE FIBER OPTICS PRODUCT, Inc. (the "Company") under and pursuant to the 1997 Stock Plan, as amended (the "Plan") and the [ ] Incentive [X] Nonstatutory Stock Option Agreement dated January 18, 2000 (the "Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Thereafter, Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares.

     4. Company's Right of First Refusal. Optionee understands and acknowledges that the Shares are subject to certain right of first refusal provisions under the terms of the Plan and Option Agreement.

     5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.

          (A) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          (B) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (C) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     9. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     13. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Notice, the Plan, the Option Agreement (along with all other attachments to the Option Agreement that are executed and delivered along with this Notice, if any) and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

OPTIONEE:                               ALLIANCE FIBER OPTICS PRODUCT, INC.
                                        a California corporation


John Harland
                                        By:
                                           -------------------------------------
/s/ John Harland                        Its:
--------------------------------------      ------------------------------------

25 Woodhill Drive
--------------------------------------  ----------------------------------------
(address)                               (address)

Redwood City, CA 94061
--------------------------------------  ----------------------------------------

                                    EXHIBIT D

                       ALLIANCE FIBER OPTICS PRODUCT, INC.

                                 1997 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made between Peter C. Chang (the "Purchaser") and Alliance Fiber Optics Product, Inc., a California corporation (the "Company") as of July 26, 2000.

                                    RECITALS

     (1) Pursuant to the exercise of the stock option (grant number 112) granted to Purchaser under the Company's 1997 Stock Plan (the "Plan") and pursuant to the Stock Option Agreement (the "Option Agreement") dated July 26, 2000 by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase 330,000 of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares".

     (2) As a condition to Purchaser's election to exercise the Option as to the Unvested Shares, Purchase hereby executes and delivers this Restricted Stock Purchase Agreement, which sets forth certain rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the Option.

     (3) In accordance with the terms of the Option Agreement, the Purchaser, if an Employee or director of the Company on the date of this Agreement, and if permitted by the Company, has the right to pay all or a portion of the exercise price for the Shares by way full recourse promissory note in the form attached hereto as Exhibit D-6 (the "Note"). If none of the exercise price for the Shares is paid by way of a Note, all references to the Note in this Agreement shall be disregarded. If a Note is utilized, then by his or her execution below, the Purchaser hereby grants a security interest to the Company in all of the Shares to secure the payment obligations of the Purchaser to the Company under the Note. To perfect the security interest granted hereby, the Purchaser hereby agrees to pledge the Shares to the Company, by delivering or authorizing delivery of the stock certificates representing such shares to the escrow agent authorized in Section 2(b). Upon the occurrence of a default in the payment of the Note when due, which default remains uncured for thirty (30) days following written thereof, the Company shall be entitled to the rights and remedies of a secured party under the Commercial Code of the State of California. In the event that the

Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, the Purchaser intends, unless otherwise indicated in writing by the Purchaser at the time of payment or at any time thereafter, that the shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be held in the escrow provided for below, to serve as independent collateral for the outstanding portion of the Note, for the purpose of commencing the holding period set forth in Securities and Exchange Commission Rule 144(d).

     1.   Repurchase Option.

          (a) If Purchaser's status as an Employee, Consultant or director, as applicable, is terminated for any or no reason, including for cause or without cause, death or disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's Then-Unvested Shares (as defined below) as of the date of such termination at the original exercise price paid by the Purchaser for such Shares (the "Repurchase Option"), which repurchase price may be paid in cash, by cancellation of indebtedness under the Note, or a combination. The term "Then-Unvested Shares" as used herein shall mean that portion of the Unvested Shares that remain unvested on such termination date in accordance with the vesting schedule set forth in the cover sheet to the Option Agreement.

          (b) Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Then-Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Then-Unvested Shares, and the Company shall deliver the purchase price therefor.

          (c) At its option, the Company may elect to make payment for the Then-Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

          (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

          (e) The Repurchase Option shall terminate in accordance with the vesting schedule in Optionee's Option Agreement.

     2.   Transferability of the Shares; Escrow.

          (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Then-Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 1, and as security for the faithful performance of the terms of the Note, if applicable, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit D-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit D-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested (and, if applicable, the Note is paid in full), or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit D-4. Upon vesting of the Unvested Shares (and, if applicable, the Note is paid in full), the escrow agent shall promptly upon written request, or periodically without written request, deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any of the Shares while the Note remains outstanding, nor any Unvested Shares which remain subject to the Company's Repurchase Option. Notwithstanding the foregoing, upon prior written consent of the Company (which consent shall not be unreasonably withheld), the Purchaser may assign or transfer Unvested Shares for family planning, tax planning or estate planning, or other such purposes, provided the transferee agrees to be bound by all obligations of the Purchaser, and the Company is reasonably secure that such obligations remain enforceable against the transferee.

          (e) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such

Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

     3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4. Legends. The share certificate evidencing the Shares issued hereunder may be endorsed with the legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

     7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit D-5 for reference.

     PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

     9. Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     10. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

     Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                        "COMPANY"

                                        ALLIANCE FIBER OPTICS PRODUCT, INC.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        "PURCHASER"

                                        /s/ John M. Harland
                                        ----------------------------------------
                                        Signature

                                        John M. Harland
                                        ----------------------------------------
                                        Printed Name

                                        ----------------------------------------
                                        Soc.  Sec.  No.

                                        Address:
                                                  25 Woodhill Drive
                                        ----------------------------------------
                                                  Redwood City, CA 94061
                                        ----------------------------------------